1112 P1 08/19

SUPPLEMENT DATED AUGUST 21, 2019

TO THE PROSPECTUS DATED AUGUST 1, 2019

OF

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

The prospectus is amended as follows:

I. The first paragraph under “Fees and Expenses of the Fund” in the Fund Summary section of the prospectus is replaced with the following:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 31 in the Fund's Prospectus and under “Buying and Selling Shares” on page 42 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please keep this supplement with your prospectus for future reference.